UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Torvec, Inc.

(Name of Registrant as Specified In Its Charter)

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TORVEC, INC.
Notice of 2008
Annual Meeting of Shareholders
And Proxy Statement

Torvec Stationery
December 1, 2008
Dear Shareholders,
Our 2008 annual meeting of shareholders will be held at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450 on Thursday, January 29, 2009. The annual meeting will begin promptly at 7:00 p.m., Eastern Standard Time.
Please read the following proxy statement so that you will know what we plan to do at the meeting. Also, please sign your Proxy Card and return it in accordance with the instructions accompanying the Card. This way, your shares will be voted as you direct even if you can not attend the meeting.

Gary A. Siconolfi Chairman of the Board

TORVEC, INC.
NOTICE OF ANNUAL MEETING
OF
COMMON SHAREHOLDERS

Time:	7:00 p.m., Eastern Time, Thursday, January 29, 2009

Place:	Casa Larga Vineyards
2287 Turk Hill Road
Fairport, New York 14450

Proposals:	1. The election of directors;

2. The ratification of the selection of Eisner, LLP as Torvec’s independent registered public accounting firm for 2008.

Who Can Vote:	You can vote if you were a common shareholder of record at the close of business on December 1, 2008.

Internet Availability of Proxy Materials:	Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet. Instructions on how to access and review the proxy materials on the Internet can be found on the Notice of Internet Availability of Proxy Materials (“Notice”) sent to all common shareholders. The Notice also includes instructions for common shareholders on how to access the proxy card to vote over the Internet.

December 1, 2008	Herbert H. Dobbs
Secretary

TORVEC, INC.
PROXY STATEMENT
Date of Proxy Statement: December 1, 2008
Date of Distribution: December 12, 2008
Annual Meeting of Common Shareholders January 29, 2009
Our Board of Directors is soliciting proxies for the 2008 annual meeting of common shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING OF COMMON SHAREHOLDERS
What is a Proxy?
A proxy is another person that you legally designate to vote your common stock. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.
What is a Proxy Statement?
A proxy statement is a document that regulations issued by the U.S. Securities and Exchange Commission require that we give to you when we ask you to sign a proxy card to vote your common stock at the annual meeting of common shareholders.
What is the Purpose of the Annual Meeting?
At our annual meeting, common shareholders will act upon the matters outlined in the notice of meeting, specifically, the election of directors and the ratification of the selection of the company’s independent registered public accounting firm. Also, management will report on the state of the company and respond to questions from shareholders.

What is the record date and what does it mean?
The record date for the annual meeting is December 1, 2008. The record date is established by the board of directors as required by New York law and the company’s bylaws. Holders of common stock at the close of business on the record date are entitled to receive notice of the meeting and to vote their common shares at the meeting, and any adjournments or postponements of the meeting.
How many common shares must be present at the annual meeting to conduct business?
The company’s bylaws provide that holders of at least 33 1/3% of the common shares outstanding on the record date must be present at the annual meeting, either by attending the annual meeting in person or by submitting a properly signed proxy card. This requirement is called a “quorum.”
We do not anticipate the lack of a quorum on January 29, 2009. If that event were to occur, we would adjourn the meeting to a later date and provide timely notice to all common shareholders of the new date and time of the adjourned meeting.
Who is entitled to vote at the annual meeting?
Holders of the company’s $.01 par value common stock at the close of business on the record date may vote at the annual meeting. Holders of the company’s convertible Preferred Shares cannot vote at the meeting.
On December 1, 2008, 32,695,556 shares of common stock were outstanding and, thus, are eligible to be voted at the annual meeting.
What are the voting rights of holders of the company’s common stock?
Holders of common stock are eligible to vote on all matters to come before the meeting and possess 100% of the voting power. Each outstanding share of common stock on the record date will be entitled to one vote on each matter to be voted upon.

What is the difference between a shareholder of record and a “street name” holder?
If your common shares are registered directly in your name with Continental Stock & Trust Company, the company’s common stock transfer agent, you are considered the shareholder of record with respect to those shares. If your shares are held in the name of a stock brokerage account or a bank or other nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name.”
How do I vote my common shares?
You may vote on the Internet.
As we explained in the Notice of Internet Availability of Proxy Materials (“Notice”) sent to all common shareholders of record, all common shareholders have the ability to access the Proxy Statement and the company’s Annual Report on a website referred to in the Notice. The Notice includes instructions on how to access these materials over the Internet as well as instructions on how you can access the proxy card to vote over the Internet. The website has mechanisms in place to protect your anonymity.
In the alternative, you may vote by mail.
The Notice also contains instructions on how you can request to receive a printed copy of the proxy materials by mail at no charge. To vote by mail, please sign and date your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.
In addition, any common shareholder may request to receive proxy materials in printed form or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the company the cost of printing and mailing documents to shareholders and will reduce the impact of annual meetings on the environment. A shareholder’s election to receive proxy materials by email will remain in effect until the shareholder terminates it.
In the alternative, you may vote in person at the annual meeting.
To assist you, we will pass out a generic proxy card to anyone who wants to vote at the annual meeting in case you have forgotten your proxy card.
If you hold your shares in street name, your stockbroker, bank or other nominee will provide you with a voting instruction card for you to use in directing the broker or other nominee how to vote your shares. If your shares are held in street name and you wish to attend the annual meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the annual meeting.

Can I change my vote?
Yes. You can revoke your vote at any time before the beginning of the annual meeting in any one of four ways:
1. You may revoke your vote on the Internet by visiting the website designated in the Notice of Internet Availability of Proxy Materials and by following the instructions in the Notice which explain how to revoke your previous vote and, if you wish, change your vote;
2. You may sign and mail another proxy card with a later date;
3. You may vote in person at the annual meeting; or
4. You may give notice of revocation to us by writing Herbert H. Dobbs, Secretary, Torvec, Inc., 1999 Mount Read Blvd., Building 3, Rochester, New York 14615
Are votes confidential? Who counts the votes?
The votes of all common shareholders will be held in confidence from the directors and officers of the company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the company; (b) in case of a contested proxy solicitation; (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (d) to allow the inspectors of election to certify the results of the vote.
The board of directors has appointed inspectors of election to determine if a quorum is present so that business can be conducted and to count the votes cast by the shareholders on the two proposals to be presented at the meeting.
Can I vote my common shares in person at the annual meeting?
Yes. If you are a shareholder of record, you may vote your common shares at the meeting by completing a proxy card at the meeting and furnishing the card marked with your instructions and properly signed and dated to either the company’s secretary, Herbert H. Dobbs or to its corporate counsel, Richard B. Sullivan.
You must submit your proxy card prior to the beginning of the meeting for your vote to count.

If you are a “street name” holder, you may vote your common shares in person only if you obtain a signed proxy from your broker, bank or other nominee giving you the right to vote your shares.
Even if you plan to attend the meeting, we recommend you submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.
What are my choices when voting?
In the election of directors, you may vote for all nominees, or you may vote against one or more nominees. The proposal related to the election of directors is described in this proxy statement beginning on page 11. For the proposal to ratify the independent registered public accounting firm, you may vote for the proposal, against the proposal or you may abstain from voting on the proposal. This proposal is described in this proxy statement beginning on page 43.
What are the Board’s recommendations?
The board of directors recommends a vote FOR all of the nominees for director (Proposal 1) and recommends a vote FOR ratifying the selection of Eisner LLP as the company’s independent registered public accounting firm for 2008 (Proposal 2).
What if I do not specify how I want my common shares voted?
If you properly sign, date and submit your proxy card but do not specify on your proxy card how you want to vote your shares, then either Keith E. Gleasman or James Y. Gleasman or both of them will vote your shares FOR all of the nominees for director (Proposal 1) and FOR the selection of Eisner LLP as the company’s independent registered public accounting firm for 2008 (Proposal 2).
What percentage of the vote is required for a proposal to be approved?
In accordance with the company’s bylaws, the board of directors has determined that there shall be seven directors. The seven nominees with the highest number of votes cast will be elected as directors. The board has nominated seven individuals for election as directors. There are no other nominees. Thus, if a quorum is present at the meeting, all of the board’s nominees will be elected as directors, regardless of the percentage of the vote each may receive.

The proposal to ratify the selection of Eisner LLP as the company’s independent registered public accounting firm for 2008 will require a majority of votes cast at the annual meeting.
The total number of votes cast at the meeting includes only those common shares actually voted and does not include “abstentions.” While an abstention does count for the purpose of determining whether holders of 33 1/3% of the total number of outstanding shares are present at the annual meeting to conduct business (i.e. a quorum), abstentions do not count for the purpose of determining whether a majority of the votes cast were cast in favor or against a proposal.
Suppose I receive multiple proxy cards?
This means that your shares are held in more than one account. In order to make sure you have voted all of your common shares, please make sure you have properly signed, dated and mailed each proxy card you may have received.
Are there any other matters to be acted upon at the annual meeting?
We do not know of any other matters to be presented or acted upon at the meeting. Under our bylaws, no business besides that stated in the meeting notice may be transacted at any meeting of shareholders.
Who is soliciting my vote and who is paying for the solicitation?
The board of directors is soliciting your vote at the annual meeting by distributing this proxy statement to all common shareholders. The board will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to all beneficial owners of our common stock. The company will pay all expenses for this solicitation, including the reimbursement of its transfer agent, brokerage firms, banks and other nominees for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners. While the company has not retained the services of a proxy solicitor, it has retained advisory services with respect to the Internet hosting, posting and document conversion of its proxy materials as well as to permit Internet voting.
How will I find out the outcome of the voting?
We will announce preliminary voting results at the meeting. We will publish the final results in our annual report on Form 10-K for the fiscal year ending December 31, 2008, which we will file with the Securities and Exchange Commission. You can get a copy of our annual report by writing Torvec, Inc., Mount Read Industrial Facility, 1999 Mount Read Blvd., Rochester, New York 14615 or by contacting the Securities and Exchange Commission at (800) 732-0330 for the location of its nearest public reference room, or through the Edgar System at www.sec.gov.

ELECTION OF DIRECTORS
(Proposal 1 on the Proxy Card)
Under our Bylaws, our board of directors is elected annually to serve until the next annual meeting of common shareholders and until the directors’ successors are duly elected and shall qualify. Unless authority to vote for the election of directors is withheld or the proxy card is marked to the contrary, executed and valid proxies received will be voted FOR the election of the seven nominees named below. All of the nominees are currently directors of the company. Daniel R. Bickel, Herbert H. Dobbs, James Y. Gleasman, Keith E. Gleasman, Joseph B. Rizzo and Gary A. Siconolfi were elected at the annual meeting of shareholders in January, 2008. Asher J. Flaum was appointed by the board of directors on October 10, 2008 to complete the term of David M. Flaum. While we have no reason to believe that any nominee will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other persons as directors.
Vote Required
Nominees for election to the board of directors must receive a plurality of the common shares cast at the annual meeting, either in person or by proxy.
Recommendation
The board of directors recommends a vote FOR each of the nominees presented for election to the board.

The names of the nominees, their ages as of December 1, 2008 and certain other information about them and about the governance of the company are set forth below to assist you in making a decision as to how to cast your vote.

			Served As
Nominee	Principal Occupation	Age	Director Since

Gary A. Siconolfi 325 VanVoorhis Avenue Rochester, NY 14617 (1)	Chairman of the Board	57	10/31/02

James Y. Gleasman 987 Elmwood Avenue Brighton, New York 14618 (2)	Chief Executive Officer, Interim Chief Financial Officer, Director	68	02/20/98

Keith E. Gleasman 11 McCoordwoods Drive Fairport, NY 14450 (3)	President, Director	61	09/26/96

Herbert H. Dobbs 448 West Maryknoll Road Rochester Hills, MI 48309 (4)	Secretary, Director	77	02/20/98

Daniel R. Bickel 39 Whippletree Road Fairport, New York 14450 (5)	Certified Public Accountant, Director	60	10/31/02

Asher J. Flaum 49 Sunrise Park Pittsford, New York 14534	Real Estate Developer, Director	28	10/10/08

Joseph B. Rizzo 39 State Street, Suite 700 Rochester, New York 14614 (7)	Attorney, Director	43	9/9/05

(1)	Mr. Siconolfi was the owner and general manager of Panorama Dodge, Inc., Penfield, New York from 1984-1995 and of Panorama Collision, Inc., East Rochester, New York from 1989-1995. He started and managed a highly successful auto/truck dealership and collision business, building the business to annual sales of $20 million, with 5 departments and 65 employees.

Prior to opening the dealership and collision business, Mr. Siconolfi acquired an excellent foundation in the automotive business, working in sales, sales management and general management at Vanderstyne Ford, Schrieber Buick, Judge Motor Corporation and Meisenzahl Auto Parts, all in the Rochester area. He has completed 100+ programs sponsored by Chrysler Corporation, Ford Motor Company and General Motors in fields such as management, sales management, sales, customer relations, human resources and service training. He earned numerous awards given by these companies.

A very active participant in his community, Mr. Siconolfi is currently involved in commercial real estate.

(2)	James Y. Gleasman has been a director and consultant of the company since its inception. His business background includes the following:
•	Life-long entrepreneur.

•	Skilled in management, finance, strategic planning, organizing and marketing.

•	Principal inventor of the infinitely variable transmissions (IVT); co-inventor of several other patented inventions.

•	Established manufacturing of the Torsen® differential in Argentina, Brazil, etc.

•	Former principal with two companies formerly owned by the Gleasman family.

•	Set business strategies for small companies’ dealings with large companies.

•	Joint venture partner with Clayton Brokerage Co. of St. Louis, MO.

•	Owned financial-consulting business.

•	Negotiated with numerous Asian Corporations (including Mitsubishi and Mitsui).

•	Educated in Asian philosophy, business practices and culture.

(3)	Keith E. Gleasman is co-inventor with Vernon E. Gleasman on all Torvec patents. Mr. Gleasman’s strengths include his extensive marketing and sales executive experience, in addition to his design and development knowledge. His particular expertise has been in the area of defining and demonstrating the products to persons within all levels of the automotive industry, race crew members, educators and students.
•	As former Vice President of Sales for the unrelated Gleason Corporation (Power Systems Division), designed and conducted seminars on vehicle driveline systems for engineers at the U.S. army tank automotive command.

•	Designed a complete nationwide after-market program for the Torsen differential, which included trade show participation for the largest after-market shows in the U.S., SCORE and SEMA.

•	Extensive after-market experience including pricing, distribution, sales catalogs, promotions, trade show booths designs and vehicle sponsorships.

•	Responsible for over 300 articles in trade magazines highlighting the Torsen differential (e.g., Popular Science, Auto Week, Motor Trend, Off-Road, and Four Wheeler).

•	Designed FTV vehicle (from concept to assembly).

•	Assisted in developing engineering and manufacturing procedures for the Torsen differential and for all of the Torvec products.

•	Instructed race teams on use of the Torsen differential (Indy cars, Formula 1, SCCA Trans-Am, IMSA, GTO, GTU, GT-1, NASCAR, truck pullers and off-road racers).

•	Has been trained for up-to-date manufacturing techniques such as NWH, statistical process control and MRP II.
Mr. Gleasman has extensive technical and practical experience, covering all aspect of the company’s products such as, promotion, engineering and manufacturing.

(4)	Dr. Dobbs, Ph.D., P.E., has worked at every level from design engineer to technical director of an Army Major Commodity Command at the two-star level. He has worked as a hands-on engineer and scientist in industry and government, commanded field units, managed Army R & D programs and laboratories and currently has his own practice as a consultant engineer. His broad background has helped guide the company’s growth and development.

During his career he has:

•	Worked as a manufacturing engineer.

•	Worked as a design engineer in the aircraft and missile industry.

•	Managed Army laboratories as a captain, lieutenant colonel and colonel.

•	Organized, implemented and operated the theater-wide “Red Ball Express” quick response supply system in Vietnam to get disabled weapons and other critical equipment repaired and back into combat as rapidly as possible.

•	Done basic research on multi-phase turbulent fluid dynamics supporting development of the gas turbine primary power system now used in the M1 Abrams Main Battle Tank (MBT).

•	Managed advanced development of the laser guided 155mm-artillery shell now known as the “Copperhead”.

•	Served in Taiwan as a member of the U.S. Military Assistance Advisory Group (MAAG) working with the Republic of China Army General Staff.

•	Served as liaison officer between the Army and Air Force for development of the laser seeker for the Hellfire missile.

•	Guided development of a new family of tactical vehicles for the Army, including the High Mobility Multipurpose Wheeled Vehicle (HMMWV) now known as the “Hummer”, which uses the Torsen® differential.

•	Served as Technical Director of U.S. Army Tank-automotive Command* (TACOM), which then employed some 6,400 people and is responsible for all support of U.S. military ground vehicles (a fleet of 440,000) from development to ultimate disposal with a budget of nearly $10 billion a year. He was also responsible for negotiation and management of military automotive R&D agreements with the French and German Ministries of Defense.

*	Now the U.S. Army Tank-Armaments Command.

At the end of 1985, Herbert H. Dobbs left government service and started his own consulting practice and began working with the Gleasmans to develop and market Vernon Gleasman’s and Torvec’s inventions. Herbert H. Dobbs holds a Ph.D. in Mechanical Engineering from the University of Michigan and is a registered professional engineer in Michigan. He holds several patents of his own and, among many affiliations, is a member of SAE, ASME, NSPE, AAAS, Sigma XI, AUSA, NDIA and the U.S. Army Science Board. The last named organization is a small group of senior technical and managerial people chosen from industry and academia to provide direct advice to the Secretary of the Army, the Chief of Staff, and the Department of the Army concerning issues of policy, budgets, doctrine, organization, training and technology.

(5)	Daniel R. Bickel is a partner in the accounting firm of Bickel & Dewar, C.P.A.’s, an accounting firm providing a variety of accounting services to small to medium sized business. The services provided include audits, reviews, compilations, business and personal consulting, business acquisition and sale assistance and income tax preparation. Mr. Bickel is a graduate of the Rochester Institute of Technology. He has been licensed in New York State as a certified public accountant for almost 30 years and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. He has served as an officer and director of numerous non-profit and civic organizations.

(6)	Asher J. Flaum is President of Flaum Management Co., Inc., a full service real estate company that owns and manages a portfolio of several million square feet of commercial real estate including retail, office, industrial, development projects as well as provides complete real estate brokerage services through its real estate brokerage division. Through his active involvement with Flaum Management, Mr. Flaum focuses on real property management, development, acquisitions and finance, leasing and brokerage services. He has participated in multiple real estate transactions involving Fortune 500, national and regional companies. A licensed real estate broker, Mr. Flaum is a member of the International Council of Shopping Centers (ICSC) and a member of the New York State Commercial Association of Realtors (NYSCAR). Mr. Flaum, who has a B.S. degree from Syracuse University, serves on the board of directors and finance committee of the Jewish Community Federation and on the board of directors of Constellation Brands Marvin Sands Performing Arts Center (CMAC).

(7)	Joseph B. Rizzo, Partner and Head of the Litigation Department of the law firm of Gallo & Iacovangelo, LLP, was born January 17, 1965, in Buffalo, New York. Graduated from Pittsford Mendon High School, 1982; State University of New York at Buffalo, B.A., English, 1986; State University of New York at Buffalo, School of Law, Juris Doctor, 1989. Admitted to practice law in the State of New York, 1990. Associate Attorney with the law firm of Speyer & Perlberg, New York, New York, 1989 to 1995. Joined law firm of Gallo & Iacovangelo, LLP, Rochester, New York in 1995 and became a Partner and Head of the firm’s Litigation Department, 1997 to present. Mr. Rizzo is a published legal commentator and a lecturer for the New York State Bar Association. He is a member of the New York State Bar Association and the National Crime Victims Bar Association. Appears in the “Strathmore’s Who’s Who” 2005-2006 Edition for outstanding leadership and achievement in the practice of law.

Relationships; Agreements
Keith E. and James Y. Gleasman are brothers. There are no other family relationships among any of the directors or executive officers of the company. There are no agreements or arrangements for the nomination or the appointment of any persons to the board of directors.
CORPORATE GOVERNANCE
Torvec believes it is important to disclose to you a summary of our major corporate governance practices. Some of these practices have been in place since the company’s inception. Others have been adopted in response to legislative and regulatory changes.
We will continue to assess and refine our corporate governance practices and share them with you.
Role of the Board of Directors
All corporate authority resides in the board of directors as the representative of the shareholders. The board has delegated authority to management in order to implement Torvec’s mission of maximizing long-term shareholder value, while adhering to the laws of the jurisdictions where we operate and at all times observing the highest ethical standards.
Such delegated authority includes the authorization of spending limits and the authority to hire consultants and employees and terminate their services. The board retains responsibility to recommend candidates to the shareholders for election to the Board of Directors. The board retains responsibility for selection and evaluation of the chief executive officer, determination of senior management compensation, approval of the annual budget, assurance of adequate systems, procedures and controls, as well as assisting in the preparation and approval of strategic plans. Additionally, the board provides advice and counsel to senior management.

All major decisions are considered by the board as a whole; however, the board has chosen to exercise certain of its responsibilities through committees of the board. The board has established three standing committees — an Audit Committee, a Nominating Committee, and a Governance and Compensation Committee. On July 8, 2005, the board temporarily created an Executive Committee, composed of a majority of its members and granted to it the full authority of the board, in accordance with and subject to the provisions of section 712 of the New York Business Corporation Law.
It is the company’s policy that all directors attend the annual shareholders meeting. All persons who were directors on the date of last year’s annual shareholders meeting attended such meeting except for David M. Flaum who was unavoidably out of town on the date of the shareholders meeting.
Operation of the Board and its Committees
The company’s common stock is traded on the over-the-counter bulletin board, an electronic inter-dealer quotation system that displays real-time quotes, last-sale prices and volume information. While the bulletin board is owned by the National Association of Securities Dealers, Inc., the company’s common stock is not “listed” for trading on the NASDAQ system or any stock exchange.
Despite the company’s common stock not being so listed, the board has voluntarily adopted and implemented the NASD’s “listed company rules” regulating the composition and operation of the board and its committees as in effect from time to time since the company’s common stock began trading in January, 1999.
The board of directors of the company met and/or took official action 4 times during the year from January 1, 2008 through December 1, 2008. During this period, each incumbent director attended, either in person or by telephonic conference as permitted by the company’s Bylaws, approximately 100% of the total number of meetings held during the period for which he was a director and approximately 100% of the total number of meetings of the committees of the board on which he served during the period for which he was a member of such committee(s).
Director Independence
Under NASD’s rules applicable to listed companies, a majority of the board must be independent. This requirement means that a majority of the company’s board must be composed of persons who are not executive officers or employees of the company or who have a relationship with the company which, in the board’s opinion, would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. In addition, a person can not be considered independent if he is compensated by the company for any reason other than for service rendered as a member of the board and/or its committees.

Based upon these independence standards and all of the relevant facts and circumstances, the board determined that Daniel R. Bickel, Herbert H. Dobbs, Asher J. Flaum (and during his term of service, David M. Flaum), Joseph B. Rizzo and Gary A. Siconolfi (constituting 5 members of a 7 person board) are independent. In making this determination, the board noted that none of these directors is an executive officer or employee of the company and that each is compensated by the company under its Nonmanagement Directors’ Plan and Commercializing Event Plan solely for service as members of the board and its committees. The board also considered that while Mr. Rizzo is a partner in a law firm that has been engaged in representing the company in certain litigation during the past three years, such relationship does not impair his independence since the amount of fees paid by the company in any one year during such period did not exceed the greater of $200,000 or 5% of such law firm’s gross revenues. In addition, while Mr. Rizzo’s firm continues to represent certain directors in ongoing litigation, his firm no longer represents the company. Further, the board considered that while David M. Flaum and Asher J. Flaum are affiliates of the company’s landlord, 1999 Mt. Read Blvd, LLC. such relationship does not impair either person’s independence since the amount of fees paid by the company since the inception of the lease (a period of less than one year) does not exceed the greater of $200,000 or 5% of such landlord’s gross revenues during such period.
Code of Ethics/Committee Charters
The board has adopted, implemented and published on the company’s website (www.torvec.com) the company’s code of business conduct which applies to all members of the Board, all executive and financial officers and all employees and consultants of the company, its divisions and its subsidiaries. The code mandates that all company personnel observe the highest standards of business and personal conduct in the performance of their duties and responsibilities, especially in dealing with other company personnel, our shareholders, the general public, the business community, customers, suppliers, and governmental authorities. It addresses conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of corporate assets, compliance with laws, rules and regulations and requires the reporting of any illegal or unethical behavior.
We require our employees, our officers and directors to talk to supervisors, managers or other appropriate personnel to report and discuss any known or suspected unethical, illegal or criminal activity involving the company and/or its employees. We have established a compliance network which allows employees, officers and directors to anonymously report any known or suspected violation of policies and rules set forth in the code of business conduct.
Waivers or amendments of the code’s provisions are generally not permitted, may be granted only by the board of directors, and if granted, will be disclosed promptly by the company by posting the waiver or amendment on the company’s website and by filing a current report ( Form 8-K) with the Securities and Exchange Commission. There were no waivers of the code during 2008.

The board has also adopted, implemented and posted on the company’s website the company’s financial integrity and compliance program. The program mandates that the company’s results of operations and financial position must be recorded in accordance with the requirements of law and generally accepted accounting principles and that all books, records and accounts must be maintained in reasonable detail so that they accurately and fairly reflect the business transactions and disposition of assets of the company. The written policy requires all personnel responsible for the preparation of financial information to ensure that the company’s financial policies and internal control procedures are followed and holds each person involved in creating, processing and recording financial information accountable for the integrity of the financial reporting process. The program establishes a network for the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and provides for the submission (including the confidential anonymous submission) by company personnel of any concerns they might have regarding questionable accounting or auditing practices.
On November 9, 2004, the board adopted a statement of corporate governance principles which establishes policies governing the role of the board of directors, its relationship to management, qualifications of directors, independence of directors, the size of the board and selection process, board committees, independence of committee members, meetings of independent directors, shareholder communications, board and committee agendas, ethics and conflicts of interest, reporting and access to advisers. The statement can be found on the company’s website and was attached to the proxy statement filed in connection with the annual meeting of shareholders in January, 2005.
The board adopted an Audit Committee charter delineating the composition and the responsibilities of the Audit Committee which became effective on April 17, 2000. The charter was revised by the board on January 15, 2003 to further delineate the Committee’s responsibilities and authority in accordance with provisions of the Sarbanes-Oxley Act of 2002. The charter is on the company’s website at www.torvec.com. It was filed as an appendix to the proxy statements distributed to shareholders in connection with the 2003 and 2006 annual meetings.
On November 9, 2004, the board adopted a Nominating Committee charter, a copy of which was attached to the company’s proxy statement filed in connection with the annual meeting of shareholders held in January, 2005. The Nominating Committee charter is on the company’s website at www.torvec.com.

Policy/Procedure for Review/ Approval of Related Party Transactions
Business transactions between Torvec and its officers or directors, including companies in which a director or officer (or an immediate family member) has a substantial ownership interest or a company where such director or officer (or an immediate family member) serves as an executive officer (“related party transactions”) are not prohibited. In fact, certain related party transactions can be beneficial to the company and to its shareholders.
It is important, however, to ensure that any related party transactions are beneficial to the company. Accordingly, any related party transaction, regardless of amount, is submitted to the Governance and Compensation Committee in advance for review and approval. All existing related party transactions are reviewed at least annually by the Governance and Compensation Committee. All related party transactions are reviewed by the company’s general counsel to determine the appropriateness of each related party transaction. The Committee may, at its discretion, consult with outside legal counsel.
No related party transaction may be approved by the Committee if such transaction, regardless of its benefit to the company, would violate the company’s written code of business conduct, its written financial integrity and compliance program and/or its statement of corporate governance principles.
Any director or officer with an interest in a related party transaction is expected to recluse himself from considering the matter and voting upon it. In all cases, a director or officer with an interest in a related party transaction may not attempt to influence company personnel in making any decision with respect to the transaction.
Executive Sessions of Independent Directors
The company’s independent directors meet in executive session without management or non-independent directors present. Currently, Gary A. Siconolfi presides at all executive sessions of the independent directors.
Committees of the Board
The Audit Committee
Number of Members: 3
Members:
Daniel R. Bickel (Chair)
Herbert H. Dobbs
Gary A. Siconolfi

Number of Meetings in 2008: 4
Functions:
The primary function of the Audit Committee as stated in its charter is to assist the board of directors in fulfilling its oversight responsibilities relating to monitoring the quality, reliability and integrity of the company’s external financial reporting process, the adequacy of the company’s internal controls particularly with respect to the company’s compliance with legal and regulatory requirements and corporate policy, and the independence and performance of the company’s registered public accounting firm who is ultimately accountable and must report directly to the Audit Committee. More specifically, the Audit Committee is directly responsible for:
•	the appointment, compensation, retention and oversight of the work of the independent, registered public accounting firm engaged (including the resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services;

•	the pre-approval of all auditing and legally permissible non-auditing services to be performed by the company’s independent, registered public accounting firm;

•	the disclosure by the company of all pre-approved non-audit services in periodic reports filed by the company with the Securities and Exchange Commission;

•	the disclosure by the company of the number and name(s) of each Audit Committee member who is an “audit committee financial expert” as defined by the charter in accordance with rules promulgated by the Securities and Exchange Commission;

•	the establishment of internal procedures for complaints concerning the company’s accounting, internal accounting controls or auditing matters;

•	the review of internal controls, accounting practices, and financial reporting, including the results of the annual audit and the review of the interim financial statements with management and the independent, registered public accounting firm;

•	the engagement of independent counsel and advisors as it determines necessary to carry out its duties and the funding therefore.

All members of the Audit Committee are “independent” as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards and as defined by Rule 10A-3(b)(1)(ii) promulgated by the Securities and Exchange Commission. Daniel R. Bickel has been appointed the Audit Committee’s “financial expert” as defined by the Audit Committee’s charter in accordance with rules promulgated by the Securities and Exchange Commission.
The Nominating Committee
Number of Members: 3
Members:
Joseph B. Rizzo (Chair)
Daniel R. Bickel
Gary A. Siconolfi
Number of Meetings in 2008: 2
Functions:
As specified in its charter, the purpose of the Nominating Committee is to identify, consider and recommend qualified individuals to the Board for election as directors, including the slate of directors that the board proposes for election by shareholders at the annual meeting. The charter sets forth the following policy and procedures with respect to the consideration of any director candidates recommended by security holders:
Shareholders wishing to directly nominate candidates for election to the board of directors at an annual meeting must do so by giving notice in writing to the chairman of the Nominating Committee, Torvec, Inc., Mount Read Industrial Facility, 1999 Mount Read Blvd., Rochester, New York 14615. The notice with respect to any annual meeting must be delivered to the chairman not less than 120 days prior to the first anniversary of the preceding year’s annual meeting. The notice shall set forth (a) the name and address of the shareholder who intends to make the nomination; (b) the name, age, business address and residence address of each nominee; (c) the principal occupation or employment of each nominee; (d) the class and number of shares of Torvec securities which are beneficially owned by each nominee and by the nominating shareholder; (e) any other information concerning the nominee that must be disclosed in nominee and proxy solicitations pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (f) the executed consent of each nominee to serve as a director of Torvec if elected.

Nominations submitted in accordance with the foregoing procedure will be considered and voted upon by the Nominating Committee. Any shareholder nominee recommended by the Committee and proposed by the board for election at the next annual meeting of shareholders shall be included in the company’s proxy statement for such annual meeting.
The Nominating Committee charter also sets forth the qualifications and a specific description of skills that members of the board of the company should possess, regardless of by whom nominated:
In recommending candidates, the Committee shall consider the candidates’ mix of skills, experience with businesses and other organizations of comparable size, reputation, background and time availability (in light of anticipated needs), the interplay of the candidate’s experience with the experience of other board members, the extent to which the candidate would be a desirable addition to the board and any committees of the board and any other factors the Committee deems appropriate. At a minimum, the Committee shall address the following skill sets in evaluating director candidates: accounting or finance, business or management experience, industry knowledge, customer base experience or perspective, international marketing and business experience, strategic planning and leadership experience.
Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interest of the shareholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The board should represent diverse experience at policy making levels in business, government, education and technology, and in areas that are relevant to the company’s worldwide activities.
Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the board for an extended period of time. Directors should consider offering their resignation in the event that significant change in their personal circumstances, including their health, family responsibilities, or a change in their principal job responsibilities, would preclude them from devoting sufficient time to carrying out their responsibilities effectively.
The board does not believe that arbitrary term limits on director service are appropriate, nor does it believe that directors should expect to be renominated automatically. The contribution of each member as a member of a committee or the board shall be evaluated each year by the Committee before his renomination is recommended to the board.

Each of member of the Nominating Committee is an independent director as defined by Rule 10A-3(b)(1)(ii) promulgated by the Securities and Exchange Commission and as defined by Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.
The Governance and Compensation Committee
Number of Members: 3
Members:
Gary A. Siconolfi (Chair)
Daniel R. Bickel
Joseph B. Rizzo
Number of Meetings: 2
Functions:
The purpose of the Governance and Compensation Committee is to regularly monitor the effectiveness of management’s policies and decisions including the execution of the company’s strategies in order to insure that the company represents the shareholders’ interests, including optimizing long term as well as short term financial returns. The Committee develops and recommends to the board corporate governance principles and guidelines and reviews the charter and composition of each committee of the board and makes recommendations to the board for the adoption of or revisions to committee charters, the creation of additional committees or the elimination of committees.

The Committee also:
(1) establishes and reviews the overall executive compensation philosophy and strategy of the company and oversees the company’s various compensation programs and plans.
(2) reviews and makes recommendations to the board of directors on employment and business consultants compensation policies, forms and levels of annual compensation, including specifically, the performance and level of annual compensation of the executive officers and top management personnel of the company;
(3) specifically reviews the annual compensation of the chief executive officer in the light of established goals and objectives and based upon such evaluation, makes specific recommendations to the board regarding such compensation;
(4) reviews and makes recommendations to the board on the operation, performance and administration of the company’s employee benefit plans, including the company’s Business Consultants Stock Plan, the Nonmanagement Directors Plan and Commercializing Event Plan.
All members of the Committee are independent within the meaning of Rule 10A-3(b)(1)(ii) and Rule 4200(a)(15) promulgated by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. respectively.
The Executive Committee
Number of Members: 5
Members:
Gary A. Siconolfi (Chair)
Daniel R. Bickel
Herbert H. Dobbs
James Y. Gleasman
Keith E. Gleasman
Number of Meetings: 1
Functions
On July 8, 2005, the board of directors created an Executive Committee. The members of the committee constitute a majority of the company’s board, and is composed of 2 of the company’s founders who have guided the company from inception, a long-term advisor to the Gleasman family and the company, especially on military matters (Dr. Dobbs), and an individual who was nominated and elected for the express purpose of representing the interests of all of the company’s shareholders, including its minority shareholders (Mr. Siconolfi).

As permitted by section 712 of the New York Business Corporation Law and the company’s Bylaws, the Executive Committee has and may exercise all of the powers and authority of the board (including but not limited to engaging such attorneys and advisors on terms determined by the Executive Committee, including the payment of retainers, fees and expenses of such advisors, with such reasonable retainers, fees and expenses of such advisors to be paid by the company), provided, however, that the Executive Committee does not have the authority to:
(i)	submit matters requiring shareholder approval under the Business Corporation Law ;

(ii)	fill vacancies in the board of directors or in any committee;

(iii)	fix compensation of the directors for serving on the board of directors or on any committee;

(iv)	amend or repeal the company’s Bylaws; or

(v)	amend or repeal any resolution of the board which by its terms is not amenable or repealable.
COMMITTEE REPORTS
Audit Committee Report
The Audit Committee operates under a written charter adopted by the board of directors on April 17, 2000 and amended on January 15, 2003. A copy of the written charter may be found on the company’s website, www.torvec.com. During 2008, the members of the Audit Committee were Daniel R. Bickel, chairman, Herbert H. Dobbs and Gary A. Siconolfi. All of these persons meet the independence standards contained in the listing rules of the National Association of Securities Dealers, Inc., rules promulgated by the Securities and Exchange Commission and the company’s corporate governance principles.
The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent, registered public accounting firm employed by the company (including resolution of any disagreements between management and the auditor regarding financial reporting) to prepare and issue an audit report or relative work with respect to the company’s financial statements.
The Audit Committee has the responsibility to preapprove all audit services and non-audit services to be performed by the company’s registered accounting firm.

In carrying out its responsibilities, the Audit Committee requires the company’s independent, registered public accounting firm to timely of report to it:
•	all critical accounting policies and practices to be used in any audit of the company’s financial statements;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the company’s independent, registered public accounting firm; and

•	other material written communications between the independent, registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.
Management has represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee met, reviewed and discussed the audited financial statements contained in the company’s Annual Report on Form 10-K for its year ended December 31, 2007 with management and separately, with the company’s independent, registered public accounting firm. The Audit Committee discussed with the company’s independent, registered public accounting firm the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90 (Communication with Audit Committees) relating to the conduct of the audit.
The Audit Committee has received the written disclosures and accompanying letter from the company’s independent, registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) disclosing to the Audit Committee all relationships between such firm and the company that may reasonably bear on independence and confirming the such firm’s’ independence. The Audit Committee discussed the issue of independence with the company’s independent registered accounting firm and received confirmation of such discussion from such firm.
Based upon its review of the audited financial statements and the discussions referred to in this report, the Audit Committee recommended to the board of directors that the audited financial statements of the company for its fiscal year ended December 31, 2007 be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Daniel R. Bickel, Chairman Herbert H. Dobbs Gary A. Siconolfi

Compensation Committee Report
The Governance and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (CD & A). Based upon this review and discussion, the Committee recommended to the board of directors that the CD&A be included in this proxy statement.

Gary A. Siconolfi, Chairman Daniel R. Bickel Herbert H. Dobbs
Compensation Committee Interlocks and Insider Participation
The Governance and Compensation Committee is composed of Gary A. Siconolfi, Daniel R. Bickel and Herbert H. Dobbs. None of these persons is a current or former employee of the company. Herbert H. Dobbs currently serves as a director and as the company’s secretary and Gary A. Siconolfi is currently chairman of the board of directors and a former secretary. None of these individuals serves as a member of the board of directors or as an executive officer of any company which provides services to the company.
SHAREHOLDER COMMUNICATIONS
We encourage all shareholders to communicate with management and with our directors, including our independent directors. Any shareholder wishing to communicate directly with management should e-mail or address regular mail to:

Officer	Mailing Address	E-mail

James Y. Gleasman	Torvec, Inc.	jgleasman@torvec.com
Chief Executive Officer, Interim Chief Financial Officer	Mt. Read Industrial Facility 1999 Mt. Read Blvd. Rochester, New York 14615

Keith E. Gleasman President	Torvec, Inc. Mt. Read Industrial Facility 1999 Mt. Read Blvd. Rochester, New York 14615	kgleasman@torvec.com

Any shareholder wishing to communicate directly with any of our independent directors should e-mail him as follows:

Herbert H. Dobbs	dr.hh.dobbs@earthlink.net

Joseph Rizzo	josephrizzo@gallolaw.com

Daniel R. Bickel	dbickel@frontiernet.net

Gary A. Siconolfi	gary1015@rochester.rr.com

Asher J. Flaum	aflaum@flaummgt.com

Regular mail may be addressed to:	Torvec Independent Directors
c/o Torvec, Inc.
Mt. Read Industrial Facility
1999 Mt. Read Blvd.
Rochester, New York 14615

Attention: Gary A. Siconolfi
COMPENSATION DISCUSSION AND ANALYSIS
The company is a development stage company which means that the company has not generated significant revenues on an ongoing basis. Since its inception in September, 1996, the company’s principal business activity has consisted of research, development and patenting its automotive technologies worldwide. Since inception through December 1, 2008, the company has relied primarily on monies generated by the sale of its common and Preferred equity to sustain its business. During 2007 and 2008, the company generated limited revenues from the sale of certain of its products. The board of directors has adopted and has consistently followed a policy to expend the proceeds of equity sales and any revenues generated by the sale of its products directly on the costs and expenses associated with the actual development and manufacture of its products (including the development of prototypes, pre-production and production-ready models, and the leasing of research and testing facilities).

Current Compensation Philosophy
In the light of the above described facts and circumstances, the board has developed a current compensation philosophy based upon the following elements:
•	compensation payable to the company’s chief executive officer, interim chief financial officer and president for services rendered is to be paid in cash but actual payment is to be deferred until the company has the requisite cash to pay these officers. The determination of whether the company has the requisite cash is to be made solely by the board of directors in the light of approved budgets, existing and anticipated capital requirements and existing and estimated cash flows. Unpaid amounts are accumulated and carry over from one year to the next. The rate of compensation payable to each of these two officers is currently $300,000 and pursuant to the deferral policy, no amount owing to each of such officers pursuant to this compensation plan has actually been paid to them through December 1, 2008;

•	current compensation payable for services rendered by individuals, including engineering, business consulting, legal and patent services, as well as for services rendered by non-executive management and the company’s nonmanagement directors, is to be paid to the extent feasible pursuant to the company’s business consultants’ stock plan. The company has registered common shares issuable under the plan so that nonaffiliates are able to sell such shares immediately and affiliates are able to sell such shares without regard to the “restricted stock” provisions of Rule 144 promulgated by the Securities and Exchange Commission;

•	the number of common shares to be issued in satisfaction of consultants’ invoices is to be calculated as of the date of the invoice or, in the case of retainer agreements, on the date(s) specified in the retainer agreement(s). With respect to calculating the number of shares to be issued under the Nonmanagement Directors’ Plan and to the company’s general counsel, the number of shares is to be calculated based upon the closing price of the company’s $.01 par value common stock on the last trading day of each calendar quarter immediately preceding the date of payment;

•	all of the policies described above were adopted by the board of directors upon the recommendation of the Governance and Compensation Committee, a committee composed of independent directors. The specific annual rates of current compensation payable to each of the individuals is set by this committee and is commensurate with the level of current compensation payable for the services rendered by persons in the capacities indicated in the greater metropolitan Rochester, New York region.

Long-Term Compensation Philosophy
The core of the board’s long-term compensation philosophy is based upon its realization that the company’s shareholders will be rewarded only by a business transaction involving the commercialization of one or more of the company’s automotive technologies. This means that the company sells, licenses, enters into supply contracts, receives purchase orders and/or enters into any other arrangement for any of the company’s technologies in a manner designed to generate revenue for the company. This can also mean that the company itself is acquired in a business combination such that the company’s shareholders will receive cash, the buyer’s stock or a combination of cash and purchaser stock.
The board concluded that while directors, officers and key management personnel should be provided with a long-term financial incentive to commercialize the company’s technologies, such incentive should be provided only upon a commercializing event which benefits the company’s shareholders. The board also concluded that such incentive should be directly proportional to the dollar amount of gross revenue expected to be generated by the commercializing event.
To accomplish this goal, the board adopted a commercializing event plan designed to reward the company’s directors, executive officers and specified management and engineering personnel for the successful completion of one or more commercializing events. Under the plan, business consultants’ shares will be issued to participants in the plan if and only if a revenue-producing business transaction is consummated.
The commercializing event plan (2007 Event Plan) provides as follows:
Participants
All directors, executive officers, management and engineering personnel engaged by the company.
Any other individual recommended by the Governance Committee and approved by the board of directors from time to time.
Effective Date of 2007 Event Plan
October 10, 2007

Salient Terms of the 2007 Event Plan
Upon the happening of any commercializing event, each of the directors, executive officers and specified management personnel are entitled to share equally in 6% of the gross revenues derived or to be derived from the transaction and/or transactions constituting a commercializing event. Upon the happening of any commercializing event, each of the specified engineering consultants shall be entitled to share equally in 2% of the gross revenues derived and/or to be derived from the transaction and/or transactions constituting a commercializing event.
The amount payable to each individual who was a participant in the 2007 Event Plan as of the 2007 Event Plan’s effective date, October 10, 2007, shall be paid in business consulting shares of the company at a rate of $3.00 per share, the closing price of the company’s common stock on the OTCBB on such date. This means, by way of illustration, that for each $1,000,000 or proportionate amount thereof in gross revenue generated by a commercializing event, each individual who was a director, officer or specified management participant as of October 10, 2007 shall be entitled to receive 2,222 business consulting shares ($1,000,000 multiplied by .06 divided by nine participants divided by $3.00). Each specified engineering participant as of October 10, 2007 shall be entitled to receive 1,667 business consulting shares ($1,000,000 multiplied by .02 divided by four participants divided by $3.00).
Additional individuals may be added to the 2007 Event Plan from time to time, either at the 6% management level or at the 2% engineering level. With respect to each additional individual, however, the actual number of shares issuable as the result of any commercializing event shall be calculated based upon the closing price of the company’s common stock on the OTCBB (or if the company’s shares are listed on an exchange, including NASDAQ, on such exchange) on the date the individual becomes a participant in the 2007 Event Plan. In no event, however, may the calculation be based upon a rate which is less than $3.00 per share.
In order to actually receive payment under the 2007 Event Plan, each participant must be both a) employed by, a consultant to or associated with Torvec and b) judged to be “in good standing” with the company at the time of any and all such payments, all as determined by the board of directors as of the date of the Board’s authorization of payments to be made under the 2007 Event Plan.
For purposes of 2007 Event Plan, a commercializing event shall consist in any completed transaction, or series of completed transactions, regardless of form, structure or size and/or dollar amount by which the company and/or its shareholders derive gross revenue or are expected to derive gross revenue under the terms of the transaction and/or the terms of any agreement or working arrangement entered into by the company. For purposes of the 2007 Event Plan, payments to be made to participants with respect to each given commercializing event shall be made in full upon the finalization of the commercializing event even if the company is to be paid in installments or some other type of revenue-deferred arrangement. Where payments are to be made pursuant to an arrangement, such as a license or supply contract, where the aggregate consideration to be received by the company as the result of the commercializing event is not stated, the aggregate dollar-value ascribed to the license, supply contract or similar instrument based upon an estimate of the total dollars to be received over the term of the instrument shall be utilized for purposes of fixing the gross revenues to be derived from the commercializing event.

Participants in the 2007 Event Plan shall be entitled to receive payments regardless of the number of commercializing events with respect to each individual piece of technology.
On March 28, 2008 the board of directors approved amendments to the 2007 Event Plan recommended by the Governance and Compensation committee to clarify that:
1) for purposes of the good standing requirement, all participants are considered to be in good standing unless a unanimous vote of the board of directors determines otherwise. In making this determination, the board is required to consider whether a person has engaged in conduct which has significantly harmed the company and to consider that any material violation of the company’s Code of Conduct shall constitute prima facie evidence that the company has been harmed;
2) participants shall be entitled to payment even though the participant is not actively engaged as a consultant to or employee of the company if the reason for not being so engaged is due to death, disability from accident, disease or similar circumstance beyond the participant’s control or is on a leave of absence approved by an authorized officer;
3) the 2007 Event Plan shall terminate no earlier than October 10, 2017 but that subject to such condition, the 2007 Event Plan may be terminated by the board of directors in its sole direction;
4) the benefits provided by the 2007 Event Plan may not be reduced during its term as to amount, time, method, manner of payment and/or any other material condition;
5) distributions under the 2007 Event Plan shall be made on a commercializing event by commercializing event basis;
6) if the entire company is acquired in a transaction where Torvec’s common shareholders receive shares issued by the acquiring company, the number of shares distributable to the participants in the 2007 Event Plan shall be calculated based upon the greater of $3.00 or trading price of the acquiring company on the date the acquisition is announced publically.

On February 25, 2008, the company issued an aggregate 3,648 business consultants shares to thirteen participants in the 2007 Event Plan (304 shares to each of nine director, executive officer and specified management participants and 228 shares to each of four specified engineer participants) upon the completed sale of six constant velocity joints to a military contractor.
On April 30, 2008, the company issued an aggregate 5,581 business consultant shares to thirteen participants in the 2007 Event Plan (465 shares to each of nine director, officer and specified management participants and 349 shares to each of four specified engineer participants) upon receipt of the first quarterly reimbursement from Ice Engineering, LLC. with respect to the company’s assignment of its ice technology license.

SUMMARY COMPENSATION TABLE FOR YEARS
ENDED DECEMBER 31, 2005, 2006 and 2007

Change in
										Non-		Pension Value
										Equity		and
										Incentive		Nonqualified
										Plan		Deferred		All
Name and						Stock		Option		Compen-		Compensation		Other
Principal		Salary		Bonus		Awards		Awards		sation		Earnings		Compensation		Total
Position	Year	($)		($)		($)		($)		($)		($)		($)		($)
(a)	(b)	(c)		(d)		(e)		(f)		(g)		(h)		(i)		(j)

$0
Richard E. Ottalagana, Chief Executive Officer(1)	05		(2)		(2)		(2)		(2)		(2)		(2)		(2)		(3 (4	) )

Philip A. Fain, Chief Executive Officer, Chief Financial Officer(3)	05		(4)		(4)		(4)		(4)		(4)		(4)		(4)		(6 (7	) )

Keith E. Gleasman, President(5)	05 06 07	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0

James Y. Gleasman,Chief Executive Officer, Interim Chief Financial Officer(6)	05 06 07	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0

Samuel M. Bronsky, Chief Accounting Officer(7)	05		$0		$0		$0		$0		$0		$0		$12,980	$ $	25,200 12,980

Richard B. Sullivan General Counsel(8)	06 07	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	$ $	129,000 144,000	$ $	129,000 144,000

(1)	Richard E. Ottalagana served as chief executive officer from June 15, 2004 through March 3, 2005.

(2)	Mr. Ottalagana was compensated by the issuance of common shares and common stock purchase warrants to CXO on the GO, LLC and CXO on the GO of Delaware, LLC, management consulting firms of which he was a member. During fiscal 2005, the firms received 140,000 warrants and 90,705 common shares and the company recorded a charge of approximately $444,000 for these warrants.

(3)	Philip A. Fain served as chief financial officer from June 15, 2004 through August 19, 2005 and as chief executive officer from March 3, 2005 to August 19, 2005.

(4)	As a member of CXO on the GO, LLC and later, as a member of CXO on the GO of Delaware, LLC, Mr. Fain was compensated during 2005 through the issuance of common shares and warrants to the management consulting firm in the same manner and amount as stated for Mr. Ottalagana..

(5)	Mr. Keith E. Gleasman served as president during the years ended December 31, 2005, 2006 and 2007. For these years, Mr. Gleasman was not paid any compensation by the company in accordance with their mutual agreement of January 1, 2004.

(6)	Mr. James Y. Gleasman became chief executive officer and interim chief financial officer on August 19, 2006. Prior to assuming these positions, Mr. Gleasman served as chief strategist for the company. For the years ended December 31, 2005 2006 and 2007, Mr. Gleasman was not paid any compensation by the company in accordance with their mutual agreement of January 1, 2004.

(7)	Mr. Bronsky served as the chief accounting officer of the company until June, 2005.

(8)	Mr. Sullivan became general counsel to the company on December 16, 2005. He is paid quarterly in business consultants stock based upon the closing price of the company’s common stock as of the last day of the previous quarter.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

	Option Award							Stock Awards
Equity
										Equity	Incentive
										Incentive	Plan
										Plan	Awards:
										Awards:	Market
										Number	or Payout
				Equity					Market	of	Value of
				Incentive					Value of	Unearned	Unearned
				Plan Awards:				Number	Shares	Shares,	Shares,
	Number of		Number of	Number				of Shares	or Units	Units or	Units or
	Securities		Securities	of Securities				or Units	of Stock	Other	Other
	Underlying		Underlying	Underlying				of Stock	That	Rights	Rights
	Unexercised		Unexercised	Unexercised	Option			That	Have	That	That have
	Options		Options	Unearned	Exercise	Option		Have Not	Not	Have Not	Not
	(#)		(#)	Options	Price	Expiration		Vested	Vested	Vested	Vested
Name	Exercisable		Unexercisable	(#)	($)	Date		(#)	($)	(#)	($)
(a)	(b)		(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)
James Y. Gleasman	39,575		0	0	$5.00	2013	(1)	0	$0	0	$0
Keith E. Gleasman	31,818		0	0	$5.00	2013	(2)	0	$0	0	$0
Samuel M. Bronsky	100,000	(3)	0	0	$5.00	2011		0	$0	0	$0
Richard B. Sullivan		(4)	0	0	$.01	0		0	$0	0	$0

(1)	39,575 common stock purchase options exercisable for ten years at $5.00 per common share expire on December 21, 2013.

(2)	31,818 common stock purchase options exercisable for ten years at $5.00 per common share expire on December 21, 2013.

(3)	Mr. Bronsky was awarded 100,000 common stock options exercisable for ten years at $5.00 per share in his capacity as chief accounting officer.

(4)	Mr. Sullivan was awarded 120,000 warrants in 2005 exercisable at $.01 per common share for certain business consultant services rendered during that year prior to his becoming general counsel of the company. He exercised 48,000 of these warrants during 2005 and 72,000 of these warrants in 2006.

DIRECTOR COMPENSATION FOR THE YEAR ENDED DECEMBER 31, 2007

					Change in
				Non-	Pension Value
	Fees			Equity	and
	Earned			Incentive	Nonqualified
	or Paid	Stock	Option	Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Daniel R. Bickel (1)	$0	37,665	$0	$0	$0	$0	$37,665
Herbert H. Dobbs (2)	$0	25,514	$0	$0	$0	$0	$25,514
Joseph B. Rizzo (3)	$0	30,679	$0	$0	$0	$0	$30,679
Gary A. Siconolfi (4)	$0	64,850	$0	$0	$0	$0	$64,850
David M. Flaum (5)	$0	25,514		$0	$0	$0	$25,514

(1)	Daniel R. Bickel was paid $25,514 in business consultants shares for services rendered during 2007 as a director and $12,151 in business consultants shares for services rendered in 2007 as chairman of the company’s audit committee.

(2)	Herbert H. Dobbs was paid $25,514 in business consultants shares for services rendered during 2007 as a director.

(3)	Joseph B. Rizzo was paid $25,514 in business consultants shares for services rendered during 2007 as a director and $5,165 in business consultants shares for services rendered in 2007 as chairman of the company’s nominating committee.

(4)	Gary A. Siconolfi was paid $25,514 in business consultants shares for services rendered during 2007 as a director and $39,336 in business consultants shares for services rendered during 2007 as chairman of the board, chairman of the company’s executive committee and chairman of the company governance and compensation committee.

(5)	David M. Flaum was paid $25,514 in business consultants shares for services rendered during 2007 as a director.
DISCUSSION OF DIRECTOR COMPENSATION
1) Participation in the Nonmanagement Directors’ Plan
At its meeting held on October 19, 2004, the board adopted a Nonmanagement Directors’ Plan for directors who are not employees, consultants or part of management for services exclusively rendered by them as directors, including services rendered as chairman of the company’s standing committees.
As originally adopted and as in force through July 1, 2006, the plan provided that nonmanagement directors who have been board members for at least one full year and have attended, in person or by telephonic conference as permitted by our by-laws, at least 75% of both board meetings and meetings of committees of which they are a member were entitled to receive on a yearly basis, warrants to purchase up to 12,000 common shares at a purchase price of $.01 per share. The warrants were issued quarterly on a pro rata basis and were issued contingently in anticipation of a director’s satisfactory completion of one year of service and/or 75% of board/committee meetings. The warrant term was for a period of ten years. In addition, the chairman of the audit committee was entitled to earn as payment for services on such committee 5,000 warrants per year, payable quarterly.

On October 13, 2006, the board modified the plan to provide that, effective for periods commencing on and after July 1, 2006, a stipulated sum per annum should be paid to each nonmanagement director solely for his service as a director, with the amount of such payment determined by the board from time to time, based upon such considerations as risk, number of meetings, monitoring and reviewing company compliance with the Sarbanes-Oxley Act as well as all other applicable local, state, national and international rules and regulations, development and implementation of policies, including establishing and reviewing executive compensation, longevity, 24-hour a day availability, as well as oversight of management’s pursuit of one or more commercializing events for the company’s technologies. Until adjusted in accordance with such factors, the board determined that each nonmanagement director shall be paid $25,200 per annum exclusively for board and committee service, payable pro rata on a quarterly basis, provided each such director shall have attended, either in person or via telephonic conference, 75% of the meetings of the board and of the committee(s) of which he is a member, such attendance measured on an annual basis. Such amount shall be paid either in cash, business consultants stock or a combination of both and is payable to a newly elected director on a prospective basis upon his election as a director.
At the same meeting, the board also determined that a stipulated sum per annum should be paid to those nonmanagement directors serving as chairman of the board, chairman of the executive committee, chairman of the audit committee, chairman of the nominating committee and chairman of the compensation and governance committee, exclusively for service rendered in such capacities. Until further adjusted, the board determined that the chairman of the board shall be paid $7,500 per annum, the chairman of the executive committee shall be paid $12,000 per annum, the chairman of the audit committee shall be paid $12,000 per annum, the chairman of the nominating committee shall be paid $5,100 per annum and the chairman of the governance and compensation committee shall be paid $5,100 per annum. Such amounts are to be paid pro rata on a quarterly basis with payments made in cash, business consultants stock or a combination of both and is payable to a newly elected chairman on a prospective basis upon his election as chairman. With respect to amounts payable to chairmen for calendar 2006, such amounts shall be payable retroactively to January 1, 2006(except for the audit committee chairman who has received payment for the six month period ended June 30, 2006).
Each unexercised, nonmanagement director warrant outstanding as of October 13, 2006 was amended to provide that such warrants may be exercised only upon the happening of the earlier to occur of the following events: death or disability of the director, termination of his service as a director, change in control of the company or the sale, license or other commercial transfer of a substantial amount of the company’s assets, all of such terms to be interpreted in accordance with the provisions of section 409A of the Internal Revenue Code of 1986 and the regulations promulgated thereunder.
On October 10, 2007, the governance and compensation committee recommended and on October 31, 2007, the Board of Directors approved amendments to the Nonmanagement Directors’ Plan, effective for the quarter commencing July 1, 2007 and for all subsequent quarters commencing thereafter.

The first amendment provided for an across the board increase of 5% per annum to the amounts payable for board service and an additional across the board increase of 5% per annum for service as chairman of the committees enumerated. Thus, under the first amendment, each director would receive $26,460 for board and committee service per annum. The chairman of the audit committee would receive an additional $13,125 per annum and the chairman of the nominating committee would receive an additional $5,355 per annum.
In recognition of the circumstance that the chairman of the board, chairman of the governance and compensation committee and the chairman of the executive committee is the same individual, the value of such service performed by such individual and the fact that the time expended by such individual in service to the company in each of these positions has expanded greatly as the result of the Sarbanes-Oxley Act, the Board approved an increase in the fee payable to such person to $110,000 per annum.
Daniel R. Bickel, Herbert H. Dobbs, David M. Flaum, Joseph B. Rizzo and Gary A. Siconolfi were each eligible to participate in the Nonmanagement Directors’ Plan in 2007. Keith E. Gleasman and James Y. Gleasman were not eligible to participate since theare executive officers of the company.
2) Participation in 1998 Stock Option Plan
On December 1, 1997, the company’s board of directors adopted the company’s 1998 Stock Option Plan pursuant to which officers, directors, key employees and/or consultants of the company may be granted incentive stock options and/or non-qualified stock options to purchase up to an aggregate of 2,000,000 shares of the company’s common stock. On May 27, 1998, the company’s shareholders approved the 1998 Stock Option Plan. On December 17, 1998, the company registered the shares reserved for issuance under the 1998 Stock Option Plan under the Securities Act of 1933.
With respect to incentive stock options, the Stock Option Plan provided that the exercise price of each such option must be at least equal to 100% of the fair market value of the common stock on the date that such option is granted (110% of fair market value in the case of shareholders who, at the time the option is granted, own more than 10% of the total outstanding common stock), and required that all such options have an expiration date not later than the date which is one day before the tenth anniversary of the date of the grant of such options (or the fifth anniversary of the date of grant in the case of 10% shareholders). However, in the event that the option holder ceases to be an employee of the company, such option holder’s incentive options immediately terminate. Pursuant to the provisions of the Stock Option Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar year cannot exceed $100,000.

With respect to non-qualified stock options, the Stock Option permitted the exercise price to be less than the fair market value of the common stock on the date the option is granted and permitted Board discretion with respect to the establishment of the terms of such options. Unless the Board otherwise determined, in the event that the option holder ceases to be an employee of the company, such option holder’s non-qualified options immediately terminate.
As of December 31, 2007, current and former officers and directors held 491,848 common stock options, exercisable until 2013 at $5.00 per share.
No options were granted under the Nonmanagement Directors’ Plan to any director during the year ended December 31, 2007.
The Stock Option Plan terminated on May 27, 2008. Consequently, no new options will be granted under the Stock Option Plan although outstanding options remain exercisable in accordance with their terms.

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 2 on the Proxy Card)
The Audit Committee has appointed Eisner LLP as the independent registered public accounting firm responsible for the independent audit of our financial statements for the year ended December 31, 2008. This appointment is subject to shareholder ratification.
Torvec’s management is responsible for the company’s internal controls and the financial reporting process. The independent registered public accounting firm (Eisner LLP) is responsible for performing an independent audit of the company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with United States generally accepted accounting principles.
Audit Fees
Eisner LLP served as the company’s independent registered public accounting firm for the years ended December 31, 2006 and 2007. The aggregate amount the company paid for professional services rendered by Eisner LLP for the audit of the company’s annual consolidated financial statements included in the company’s Annual Report on Form 10-K, for the review of the company’s consolidated financial statements included in the company’s Quarterly Reports on Form 10-Q, and for services normally provided in connection with statutory and regulatory filings or engagements for each of those years was:

2006	2007

$116,499	$170,500

Audit-Related Fees
The aggregate amount the company paid for professional services rendered by Eisner LLP for audit related services, including but not limited to accounting consultations, assistance with interpretation of financial accounting and reporting standards, for the years ended December 31, 2006 and 2007 was:

2006	2007

None	None
Tax Fees
The company did not engage Eisner LLP for any tax services for the years ended December 31, 2006 and 2007.
All Other Fees
The company did not engage Eisner LLP for any other services for the years ended December 31, 2006 and 2007.
Total Fees
The company paid Eisner LLP a total of $116,499 for the year ended December 31, 2007 in fees, up $ 54,001 from the total paid for 2006.

Pre-Approval Policies and Procedures
Article II of our Audit Committee charter, as amended, specifically provides that the Audit Committee must pre-approve all auditing and legally permissible non-auditing services to be performed by the company’s registered public accounting firm. In accordance with such mandate the Audit Committee has established a set of procedures governing the pre-approval process. Under the procedure, for each fiscal year, the Committee first shall determine the general nature and scope of the audit, audit-related, tax and other legally permissible non-audit services to be performed by the company’s registered accounting firm. Prior to the performance of any services, the Committee shall require such firm to submit to the Committee one or more engagement letter(s) delineating specific audit, audit-related, tax and other legally permissible non-audit services to be rendered (together with a schedule of fees with respect to each of such services). Upon receipt of such engagement letter(s), the Committee shall review and approve such engagement letter(s) in advance of the performance of any such services, including the specific advance approval of fees in connection with each of such services. Upon approval and execution of each of such engagement letter(s) by the Committee, the registered public accounting firm shall perform such pre-approved services in accordance with the terms and conditions of each engagement letter and shall not engage in any other services unless each of said services, if any, shall have been specifically approved (including the specific approval of all fees associated therewith) by the Audit Committee in advance of the rendering any such service.
Vote Required
This proposal requires the affirmative vote of a majority of the common shares cast at the annual meeting, whether in person or by proxy.
Recommendation of the Board:
The Board of Directors recommends a vote FOR the ratification of Eisner LLP as the company’s independent registered public accounting firm for the year ended December 31, 2008.

STOCK OWNERSHIP BY DIRECTORS,
OFFICERS AND 5 PERCENT OWNERS
The following table shows how much Torvec common stock is owned by each of our directors, nominees, named executive officers and by persons who have told us they own at least 5% of our common stock, all calculated as of December 1, 2008.
The percentages set forth in the table are based upon the number of common shares outstanding as of December 1, 2008.
The number of common shares owned by each person reflects his or her “beneficial ownership” of our common stock, meaning the number includes common shares which may be acquired by that person by the exercise of options and/or warrants on or within 60 days after December 1, 2008. The number also includes common shares owned by each person indirectly, such as through a trust.

	Amount and Nature		Percent
Name of	of		Common Stock
Beneficial Owner	Beneficial Ownership		Owned

Margaret F. Gleasman	2,790,016	(1)	8. 51%

(1)	Includes 95,455 shares which may be purchased through the exercise of ten year options granted on January 5, 2004 exercisable at $5.00 per share.

		Number of		Percent
Name of		Shares		of Shares
Beneficial Owner	Position	Owned		Owned

Gary A. Siconolfi	Chairman of Board	387,924	(1)	1.12%

James Y. Gleasman	Chief Executive Officer, Interim Chief Financial Officer, Director	5,883,388	(2)	17.97%

Keith E. Gleasman	President, Torvec, Inc.; Director	9,326,879	(3)	28.5%

Herbert H. Dobbs	Director	374,760		1.15%

Daniel R. Bickel	Director	102,492	(4)	Less than 1%

Joseph B. Rizzo	Director	7,819		Less than 1%

Asher J. Flaum	Director	421,502	(5)	1.27%

All Directors as a Group		13,704,764	(6)	41.13%

(1)	Includes 100,000 shares which may be purchased through the exercise of a ten year option granted on October 15, 2003, exercisable at $5.00 per share.

(2)	Includes 39, 575 shares which may be purchased through the exercise of ten year options granted on January 5, 2004, exercisable at $5.00 per share. Includes 1,400,000 shares held by the Vernon E. Gleasman Grandchildren’s Trust and 1,400,000 shares held by the Margaret F. Gleasman Grandchildren’s Trust of which Mr. Gleasman is co-trustee.

(3)	Includes 31,818 shares which may be purchased through the exercise of ten year options granted on December 22, 2003, exercisable at $5.00 per share. Includes 30,000 shares owned by Mr. Gleasman’s son. Includes 1,400,000 shares held by the Vernon E. Gleasman Grandchildren’s Trust and 1,400,000 shares held by the Margaret F. Gleasman’s Grandchildren’s Trust of which Mr. Gleasman is co-trustee. Includes 1,666,666 shares held by the James Y. Gleasman Children’s Trust of which Mr. Gleasman is co-trustee.

(4)	Includes 25,000 shares which may be purchased through exercising a ten year option granted on October 15, 2003, exercisable at $5.00 per share. Includes 29,750 warrants issued under the Nonmanagement Directors Plan.

(5)	Securities are owned directly by a company of which Mr. Flaum is a principal and includes 400,000 common stock purchase warrants issued on August 18, 2006, exercisable for ten years at $3.27 per share.

(6)	Includes an aggregate 196,393 shares which may be purchased through the exercise of options all of which are exercisable at $5.00 per share, 1,400,000 shares held by the Vernon E. Gleasman Grandchildren’s Trust, 1,400,000 shares held by the Margaret F. Gleasman Grandchildren’s Trust and 1,666,666 held by the James Y. Gleasman Children’s Trust. The 2,800,000 shares owned by Vernon and Margaret Gleasman’s Grandchildren’s Trusts are counted only once for this calculation. Includes 29,750 warrants issued under the Nonmanagement Directors Plan. Includes 30,000 shares owned by Keith E. Gleasman’s sons. Includes 400,000 common stock purchase warrants exercisable for ten years at $3.27 per share.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, our executive officers and persons who own more than 10% of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership of our common stock (Forms 4 and 5) with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all section 16(a) reports they file.
Based upon company records and other information, we believe that for the year ended December 31, 2007 and for the period January 1, 2008 through December 1, 2008, all our directors and executive officers complied with all applicable filing requirements.

Shareholders Proposals for 2009
Common shareholders may present matters for consideration at our next annual meeting either by having the matter included in the company’s own Proxy Statement and listed on its Proxy Card or by conducting his or her own proxy solicitation.
To have your proposal included in our Proxy Statement and listed on our Proxy Card for the 2009 annual meeting, you must submit your proposal to the company before August 9, 2009 in writing to Herbert H. Dobbs, Secretary, Torvec, Inc., Mount Read Industrial Facility, 1999 Mount Read Blvd., Rochester, New York 14615. You may submit a proposal only if you have continuously owned at least $2,000 worth or 1% in market value of the company’s common stock for at least 1 year before you submit your proposal to the company, and you must continue to hold this level of common security ownership in our company through the 2009 annual meeting of shareholders.
If you decide to conduct your own proxy solicitation, you must provide the company with written notice of your intent to present your proposal at the 2009 annual meeting, and the written notice must be received by the company before November 2, 2009. If you submit a proposal for the 2009 annual meeting after November 2, 2009, management may or may not in its sole discretion, present the proposal at the annual meeting, and the proxies for the 2009 annual meeting will confer discretion on management proxy holders to vote against your proposal.
Annual Report
The Annual Report (Form 10-K) for 2007, including the company’s consolidated financial statements, is being mailed to you together with this proxy statement.
Multiple Shareholders Sharing the Same Address
If you and other residents at your mailing address own shares of common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement. This practice is known as “householding” and is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate annual report or proxy statement, he or she may telephone James Y. Gleasman, c/o Investor Relations at 585-254-1100 or write us at Torvec, Inc., c/o Investor Relations, Mt. Read Industrial Facility, 1999 Mt. Read Blvd., Rochester, New York 14615.

The notice of the annual meeting of shareholders, this proxy statement and accompanying proxy card has been authorized by order of the board of directors.

December 1, 2008	/s/ HERBERT H. DOBBS Herbert H. Dobbs, Secretary

Torvec, Inc.

VOTE BY INTERNET OR TELEPHONE
QUICK * * * EASY * * * IMMEDIATE
As a shareholder of Torvec, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on January 28, 2009.

Vote Your Proxy on the Internet:
Go to www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote yours hares.
OR

Vote Your Proxy by mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Management Recommends a VOTE FOR Items 1 and 2		FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW
1.	ELECTION OF DIRECTORS:
	Election of the directors listed below to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.	☐	☐

	NOMINEES:	01 Gary A. Siconolfi, 02 James Y. Gleasman, 03 Keith E. Gleasman, 04 Herbert H. Dobbs, 05 Daniel R. Bickel, 06 Asher J. Flaum and 07 Joseph B. Rizzo
INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name on the list above.

Please mark your votes like this	☒

2.	APPOINTMENT OF AUDITORS:	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Eisner LLP by the Audit Committee of the board of directors as the company’s Independent Registered Public Accounting Firm for the year ending December 31, 2008	☐	☐	☐

This Proxy will be voted as specified. If no specification is made, this Proxy will be voted IN FAVOR OF PROPOSALS 1 and 2
Torvec, Inc.
Annual Meeting – January 29, 2009
Number of Shares Voted

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date	,	2008.

Joint owners should each sign. Executors, trustees, guardians, corporate officers, and other representatives should give title

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY
TORVEC, INC.
Mt. Read Industrial Facility
1999 Mt. Read Blvd.
Rochester, New York 14615
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned shareholder of Torvec, Inc. hereby appoints and constitutes James Y. Gleasman and Keith E. Gleasman, and either of them, the proxy or proxies of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the annual meeting of shareholders of the company to be held at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450, on Thursday, January 29, 2009, at 7:00 P.M., local time, and any and all adjournments of said meeting, and to vote all shares of stock of Torvec, Inc., registered in the name of the undersigned and entitled to vote at said meeting upon the matters set forth on the reverse side.
(Continued, and to be marked, dated and signed, on the other side)

Torvec, Inc.
Mt. Read Industrial Facility
1999 Mt. Read Blvd.
Rochester, New York 14615
Dear Shareholder,
The annual meeting of shareholders of the company to be held at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450, on Thursday, January 29, 2009, at 7:00 P.M., local time.
Proposals to be considered at the Annual Meeting:
(1)	ELECTION OF DIRECTORS: to elect seven Directors to serve until the 2010 annual meeting of shareholders of the Company.

(2)	APPOINTMENT OF AUDITORS: Ratification of the appointment of Eisner LLP by the Audit Committee of the board of directors as the company’s Independent Registered Public Accounting Firm.
Management recommends a vote FOR Items 1 and 2.
*Shareholders are cordially invited to attend the Annual Meeting and vote in person.
You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To
Follow The Prompts To Vote Your Shares.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:
Go to www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

The Proxy Materials are available for review at:	ACCOUNT NUMBER:
http://www.cstproxy.com/torvec/2008

Torvec, Inc.
Mt. Read Industrial Facility
1999 Mt. Read Blvd.
Rochester, New York 14615
Important Notice Regarding the Availability Of Proxy Materials For the Shareholder Meeting to Be Held On January 29, 2009
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before January 22, 2009 to facilitate a timely delivery.
The following Proxy Materials are available to you to review at: http://www.cstproxy.com/torvec/2008
-	the Company’s Annual Report for the year ending December 31, 2007.
-	the Company’s 2009 Proxy Statement (including all attachments thereto)
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ON LINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. you must reference your company I.D., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/torvec/2008
or
By email at: proxy@continentalstock.com